GREENSPRING FUND,
                       INCORPORATED



                   FIRST QUARTER REPORT

                      MARCH 31, 1997





        This report is authorized for distribution
         only to shareholders who have received a
          copy of the official Prospectus of the
              Greenspring Fund, Incorporated.

                                   April 1997








Dear Shareholders:

Volatility dominated the stock market during the first quarter of 1997.
The positive market momentum of the fourth quarter of 1996 carried over into the first several weeks of the new year. This "irrational exuberance," as Federal Reserve Chairman Alan Greenspan termed it, peaked in the middle of February and, as the quarter progressed, the market averages retreated. As of March 31, 1997, the Dow Jones Industrial Average and the Standard & Poor's 500 Index had lost most of their earlier gains, but still closed with positive total return performances of 1.7% and 2.7%, respectively. Broader, more representative averages suffered more, as indicated by the 5.5% loss in the Russell 2000 Index, the 4.5% decline in the Lipper Capital Appreciation Fund Index, and the small
 .4% increase in the Lipper Balanced Fund Index.

The Greenspring Fund gained 3.1% during the first quarter, while following a similar pattern to that of the major stock market averages. The Fund rose significantly during the first several weeks of the year, but declined during the month of March by a considerably smaller percentage than the major indices. Even with this retreat, the Fund achieved very strong performance relative to appropriate benchmarks.

As this letter is being written, the market is in the midst of a "correction." This is the first market setback of any significance since July of 1996, although many sectors of the market have experienced sharp and painful corrections already. According to a recent study by Prudential Securities, as of the end of the first quarter, 55% of the stocks traded in the NASDAQ market had declined by 20% or more from their highs of the past 52 weeks. It is during difficult market conditions such as this that the Greenspring Fund has historically shone. As frequently stated, the Fund's investment objective is to provide steady, consistent performance for our shareholders throughout an entire market cycle. We pursue this goal by investing in stocks and bonds that are relatively insensitive to the gyrations of the overall market. This lack of market sensitivity should limit the volatility of the portfolio and, consequently, minimize losses and preserve capital during market downturns.
We prefer to invest in securities where company-specific events drive performance, as opposed to being dependent upon broad market forces.

A hypothetical example illustrates the importance of preserving capital during difficult markets.  Suppose an investor starts with a portfolio of
securities worth $100,000.   Assume that a severe bear market follows during
which the portfolio suffers a 50% decline, lowering the value to $50,000. To return to the original $100,000, the investor would need to recoup $50,000, which would be a 100% gain from the current account size. A less risky investor, who initially loses only half the amount of the more aggressive investor, would see his portfolio decline from $100,000 to $75,000. To return to his original amount, he would need to make $25,000 on his $75,000 portfolio, or 33%, certainly a more achievable goal than 100%. If an investor regains the lost amount at a compounded rate of 10% per year, it would take the more aggressive investor almost eight years to return to the original $100,000, as compared to about three years for the more conservative investor. In support of this hypothetical example, we can provide several "real life" examples of Greenspring Fund's historical ability to preserve capital during difficult market environments.

The first example, as illustrated in the following chart, is Greenspring Fund's performance compared with the Dow Jones Industrial Average and the S&P 500 Index during the three periods that represent the largest market declines, as measured by the S&P 500 Index, of the last ten years.


             Peak      Trough


             8/25/87 - 10/19/87  Greenspring Fund    - 8%
                                 Dow Jones Indus.    -36%
                                 S&P 500             -33%

             7/16/90 - 10/11/90  Greenspring Fund    - 8%
                                 Dow Jones Indus.    -20%
                                 S&P 500             -19%

             2/02/94 - 06/24/94  Greenspring Fund      0%
                                 Dow Jones Indus.    - 8%
                                 S&P 500             - 7%


The second illustration comes from a recently published Lipper
Analytical Services ("Lipper ") Performance Analysis report. One measurement calculated by Lipper is a mutual fund's worst-performing three-month period during the last ten years. Out of 124 Growth and Income funds, which is how Lipper classifies us, the Greenspring Fund is ranked number one. This means that the Fund lost less than any other mutual fund during its worst three-month period. During the Crash of 1987, the Greenspring Fund at one point had declined 10.8% from its three-month high. The average decline for all Growth and Income funds during their worst quarter over the last ten years was almost 26%.

Also included in Lipper's report was a calculation of the number of months it took a mutual fund to return to its high following its worst quarterly loss. For the Greenspring Fund, it took five months to recover its loss, which compares very favorably with the sixteen months that it took the average Growth and Income fund.

Although we cannot guarantee that our relative or absolute performance during the current market correction will match that of prior down phases, our investment style remains the same and our confidence remains high in our ability to provide excellent relative performance. Furthermore, we want to make it clear that in no way are we expecting a market correction as severe as the ones that occurred in either 1987 or 1990.

The Greenspring Fund is not immune from market corrections and has experienced some weakness since the market peak in February. We attribute much of the weakness in the Fund to its sizable position in financial stocks. The common stocks of banks, thrifts, insurance companies and other financial services companies declined after the Federal Reserve, in a well-anticipated move, boosted short-term interest rates by a 1/4 of a percentage point (25 basis points). In reaction to the Fed move, "momentum" investors hurriedly exited the financial sector that had been "hot" for several years. This quick exit exacerbated the downward pressure on these stock prices. We believe this sharp sell-off will prove to be unwarranted, as investors realize how inexpensively financial stocks are priced relative to their earnings. The financial services industry has evolved in a very sophisticated way over the last ten to fifteen years, creating an environment where increases in short-term interest rates should have little impact on the earnings of these companies. In a recent research report, Morgan Stanley concluded that a 200 basis point increase in rates (as compared to the recent 25 basis point increase) would reduce the earnings of the regional banks in their research universe by a negligible 3% or less.

Currently, the Greenspring Fund is relatively fully-invested in stocks and fixed income securities. If the market continues its decline and more equity investment opportunities become available at attractive prices, we will sell some short-term fixed income securities in order to purchase more promising investments. Meanwhile, these short-term, special-situation fixed income investments have served their purpose well, providing above-average, low-risk returns while maintaining their value and acting as a safe haven during these difficult market conditions. We also hold many "event-driven" investments that should produce strong performance during 1997 regardless of the direction of the financial markets. As always, we look forward to reporting on the Fund's continued progress during the remainder of the year.

                                   Respectfully,



                                   Charles vK. Carlson
                                   President

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          MARCH 31, 1997


COMMON STOCKS (61.34%)

   Shares                                           Value


            Banking (10.77%)

      500  *Avondale Financial Corp.            $     8,500
      600  *Bank Plus Corp.                           6,225
   31,000   BostonFed Bancorp, Inc.                 468,875
   49,400   Charter Financial, Inc.                 827,450
   18,000   Chase Manhattan Corp.                 1,685,250
   15,000  *Coast Savings Financial, Inc.           594,375
   25,000   Columbia Bancorp, Inc.                  550,000
   89,728   Crestar Financial Corp.               3,106,832
   50,000  *Dime Bancorp, Inc.                      768,750
   34,000   GA Financial, Inc.                      505,750
   33,500  *ITLA Capital Corp.                      498,313
   10,000   Mercantile Bankshares Corp.             337,500
   35,000  *Ocwen Financial, Inc.                 1,015,000
   33,000  *PFF Bancorp, Inc.                       474,375
   21,100  *PS Financial, Inc.                      276,938
   44,760   Patriot Bank Corp.                      637,830
   28,600   Statewide Financial Corp.               421,850
                                                 12,183,813

            Business Services (.38%)

   42,500  *Credit Management Solutions, Inc.       435,625
                                                    435,625

            Consumer Products/Services (5.10%)

   52,400  *American Safety Razor                   805,650
   21,600  *BEC Group                                99,900
   98,500  *Eagle Food Centers, Inc.                474,031
   36,600   First Brands Corporation                896,700
   19,900   Genesee Corporation Class B             800,975
   60,000  *Host Marriott Services                  532,500
  180,880  *Seven-Up/RC Bottling Company of
            Southern California                   2,153,557
                                                  5,763,313

            Defense (.81%)

   11,000   Lockheed Martin Corp.                   924,000
                                                    924,000

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          MARCH 31, 1997


COMMON STOCKS (CON'T)

   Shares                                            Value

            Electric Power (.02%)

    2,500  *NRG Generating, Inc.                $    28,125
                                                     28,125

            Entertainment (.65%)

  100,000  *Colonial Downs Holdings, Inc.           737,500
                                                    737,500

            Environmental Services (4.57%)

  121,100   Alliance Global Environmental Fund    1,665,125
  394,974  *ATC Group Services, Inc.              3,505,394
                                                  5,170,519

            Financial Services (4.18%)

  320,700   Criimi Mae Inc.                       4,730,325
                                                  4,730,325

            Healthcare Products/Services (1.41%)

   69,700  *Mediq, Inc.                             566,313
   60,000  *Universal Hospital Systems            1,027,500
                                                  1,593,813

            Insurance (5.02%)

   75,000   PartnerRe Holdings, Ltd.              2,653,125
   51,208   Reliastar Financial Corp.             3,027,673
                                                  5,680,798

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                         MARCH 31, 1997


COMMON STOCKS (CON'T)

  Shares                                           Value

            Manufacturing (11.26%)

   11,300   Charter Power Systems              $    365,837
   16,700  *Figgie International                    187,875
   32,200  *Figgie International Class A            390,425
  278,300  *Griffon Corporation                   3,339,600
   55,200  *Middleby Corp.                          469,200
  421,000   UNR Undustries, Inc.                  3,157,500
  110,000  *U.S. Industries, Inc.                 3,877,500
   35,000   Woodward Governor Company               953,750
                                                 12,741,687

            Media (1.65%)

  100,000  *US West Media Group                   1,862,500
                                                  1,862,500

            Natural Resources (4.65%)

  242,600  *Castle Energy Corp.                   2,668,600
    8,300  *Norex Industries, Inc.                  379,725
   49,365   Penn Virginia Corp.                   2,184,401
    3,900   United States Lime & Minerals            26,569
                                                  5,259,295

            Real Estate (8.08%)

  125,000   Health & Retirement Property Trust    2,250,000
  295,000   Mark Centers Trust                    3,208,125
  245,645   The Town and Country Trust            3,684,675
                                                  9,142,800

            Companies in Liquidation (2.79%)

    4,700  *Aerospace Creditors Liquidating Trust    19,387
   46,184  *Atlantic Realty Trust                   499,364
  487,000  *EQK Realty Investors 1                  730,500
  801,450  *Hi Shear Industries, Inc.             1,903,444
                                                  3,152,695

            Total Common Stocks
             (Cost $54,460,764)                  69,406,808

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          MARCH 31, 1997


PREFERRED STOCKS (5.44%)

  Shares/
 Principal
  Amount                                            Value

             Convertible Pfd. Stock (1.11%)

    54,500   Prime Retail, Inc.                 $ 1,253,500

             Total Convertible Pfd. Stock         1,253,500

             Non-Convertible Pfd. Stocks (4.33%)

     1,000  +Bank United Capital, 10.25%,
             Series A                               985,000
    14,500   Illinois Power Company, Adj, Rate
             Pfd., Series A                         659,750
   108,000   Live Entertainment, Adj. Rate Pfd.,
             Series B                               972,000
    94,500  *River Bank America $3.75, Series A   2,279,813

             Total Non-Convertible Pfd. Stocks    4,896,563

             Total Preferred Stocks
                (Cost $5,419,008)                 6,150,063


BONDS (26.22%)

             Convertible Bonds (7.73%)

$1,500,000   Alexander Haagen Properties, Inc.,
             7.50%, 1/15/01                       1,410,000
 2,000,000   Bell Sports Corp., 4.25%, 11/15/00   1,555,000
 4,000,000   Corporate Express, Inc., 4.50%,
             7/1/00                               3,402,500
 1,176,000   Kelley Oil & Gas Partners, Ltd.,
             8.50%, 4/1/00                        1,127,490
   685,000   Kelley Oil & Gas Partners, Ltd.,
             7.875%, 12/15/99                       649,038
   500,000   Liberty Properties Limited
             Partnership, 8.00%, 7/1/01             606,875

             Total Convertible Bonds              8,750,903

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          MARCH 31, 1997


BONDS (CON'T)

 Principal
  Amount                                            Value

             Non-Convertible Bonds (16.41%)

$1,500,000   B.F. Saul Real Estate Investment  $  1,610,625
             Trust, 11.625%, 4/1/02
 1,000,000   Figgie International,
             9.875%, 10/1/99                      1,035,625
 3,000,000   Greyhound Lines, 10.00%, 7/31/01     3,093,750
 1,000,000  +Life Savings Bank, 13.50%, 3/15/04   1,000,000
   387,100   Live Entertainment, 12.00%, 3/23/99    379,358
 1,904,000   Mattel, Inc., 10.125%, 8/15/02       1,999,200
   400,000   Ocwen Financial, 11.875%, 10/1/03      436,000
 3,000,000   Revlon Worldwide, 0.00%, 3/15/98     2,830,314
 2,950,000   TransTexas Gas Corp.,
             11.50%, 6/15/02                      3,246,844
 1,840,000   UNC Inc., 9.125%, 7/15/03            1,922,800
 1,000,000   U.S. Treasury, 7.125%, 9/30/99       1,013,906

             Total Non-Convertible Bonds         18,568,422

             Bonds in Reorganization (2.08%)

 3,500,000  *Lomas Mortgage, 10.25%, 10/1/02      2,355,937

             Total Bonds in Reorganization        2,355,937

             Total Bonds (Cost $27,885,156)      29,675,262


SHORT-TERM INVESTMENTS (8.35%)

             Commercial Paper (6.19%)

 2,000,000   General Electric Corp.,
             5.32508707%, 4/14/97                 2,000,000
 5,000,000   Household Finance,
             5.313423344%, 4/7/97                 5,000,000

             Total Commercial Paper               7,000,000

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                          MARCH 31, 1997


SHORT-TERM INVESTMENTS (CON'T)

                                                   Value

             Other Short-Term Investments (2.16%)

             Rodney Square Money Market        $  2,453,274

             Total Other Short-Term Investments   2,453,274

             Total Short-Term Investments
                    (Cost $9,453,274)             9,453,274

             Total Investments in
                   Securities (101.35%)
                   (Cost $97,218,202)           114,685,407

             Other Assets Less
                   Liabilities ((1.35%))       (  1,534,803)

             Total Net Assets (100%)           $113,150,604


*Non-income producing securities

+144A securities representing 1.75% of net assets

Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate. Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor as directed by the Board of Directors.